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                                                                    Exhibit 1.1

                      CHAMPIONSHIP AUTO RACING TEAMS, INC.
                            (A DELAWARE CORPORATION)

                                1,816,500 SHARES
                                  COMMON STOCK
                           (PAR VALUE $.01 PER SHARE)

                             ---------------------


                             UNDERWRITING AGREEMENT


                                                                   May __, 1999


JEFFERIES & COMPANY, INC.
J.C. BRADFORD & CO., L.L.C.
A.G. EDWARDS & SONS, INC.
     As Representatives of
     the Several Underwriters

c/o Jefferies & Company, Inc.
11100 Santa Monica Boulevard
Los Angeles, California 90025

Dear Sirs:

         Championship Auto Racing Teams, Inc., a Delaware corporation (the "Company"), and certain selling Stockholders named in Schedule II hereto (the "Selling Stockholders") hereby confirm their agreement with you, as representatives (the "Representatives") of the underwriters named in Schedule I hereto (the "Underwriters"), with respect to the sale by the Selling Stockholders, acting severally and not jointly, of an aggregate of 1,816,500 shares (the "Stockholder Shares") of the Company's common stock, par value $.01 per share (the "Common Stock"), and the purchase of the Stockholder Shares by the Underwriters, acting severally and not jointly. The Company has agreed to issue and sell up to 272,475 shares (the "Option Shares") of Common Stock to cover over-allotments, if any. The Stockholder Shares and the Option Shares are hereinafter collectively referred to as the "Shares."

         You have advised us that you desire to purchase the Shares and that you propose to make a public offering of the Shares as soon as you deem advisable after the Registration Statement referred to below becomes effective upon the terms set forth in the Prospectus referred to below.

         The terms that follow, when used in this Agreement, shall have the meanings indicated. The term "the Effective Date" shall mean each date that the Registration Statement and any post-effective amendment or amendments thereto became or become effective and each date after the date hereof on which a document incorporated by reference in the Registration Statement if filed. "Preliminary Prospectus" shall mean any preliminary prospectus referred to in
Section 1(a)(i) below and any preliminary prospectus included in the Registration

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Statement at the Effective Date that omits Rule 430A Information (as defined below). "Registration Statement" shall mean the registration statement referred to in Section 1(a)(i) below, including incorporated documents, exhibits and financial statements, as amended at the Representation Date (as defined below) (or, if not effective at the Representation Date, in the form in which it shall become effective) and, in the event any post-effective amendment thereto becomes effective prior to the Closing Date (as defined in Section 2 hereof), shall also mean such registration statement as so amended. Such term shall include Rule 430A Information deemed to be included therein at the Effective Date as provided by Rule 430A (as defined below). If the Company files an additional registration statement to register additional shares of Common Stock pursuant to Rule 462(b) (defined below) (the "Additional Registration Statement"), all references in this Underwriting Agreement to "Registration Statement" shall mean the Additional Registration Statement, as amended at the Effective Date, including the contents of the initial registration statement incorporated by reference therein and including all information (if any) deemed to be a part of the Additional Registration Statement as of its effective time pursuant to Rule 430A(b). The prospectus constituting a part of the Registration Statement (including the Rule 430A Information), as from time to time amended or supplemented, is hereinafter referred to as the "Prospectus", except that if any revised prospectus shall be provided to the Underwriters by the Company that differs from the prospectus on file at the Securities and Exchange Commission (the "Commission") at the Effective Date (whether or not such revised prospectus is required to be filed by the Company pursuant to Rule 424 of the Act Regulations), the term "Prospectus" shall refer to each such revised prospectus from and after the time it is first provided to the Underwriters for such use. "Rule 158", "Rule 415", "Rule 424", "Rule 430A", "Rule 462" and "Regulation S-K" refer to such rules or regulation under the Securities Act of 1933, as amended (the "Act"; and the rules and regulations under the Act, the "Act Regulations"). "Rule 430A Information" means information with respect to the Shares and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A. "Exchange Act" refers to the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder. Any reference herein to the Registration Statement, a Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Exchange Act on or before the Effective Date of the Registration Statement or the issue date of such Preliminary Prospectus or the Prospectus, as the case may be; and any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date of the Registration Statement, or the issue date of any Preliminary Prospectus or the Prospectus, as the case may be, deemed to be incorporated therein by reference.

SECTION 1.  REPRESENTATIONS AND WARRANTIES.

         (a) The Company represents and warrants to the Underwriters as of the date hereof (such date being referred to as the "Representation Date") and as of the Closing Date, as follows:

                  (i) the Company meets the requirements for use of Form S-3 under the Act and has filed with the Commission a registration statement on such Form S-3 (Registration No. 333-76091), including a related preliminary prospectus, and one or more amendments thereto, including the related preliminary prospectus, each of which


                      CHAMPIONSHIP AUTO RACING TEAMS, INC.
                             UNDERWRITING AGREEMENT


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         has previously been furnished to the Underwriters, for the registration under the Act of the offering and sale of the Shares. Such registration statement and any post-effective amendment thereto, each in the form heretofore delivered to you, have been declared effective by the Commission in such form. No other document with respect to such registration statement has heretofore been filed with the Commission and no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been initiated or threatened by the Commission. The Company will file with the Commission (A) prior to effectiveness of such registration statement, a further amendment to such registration statement (including the form of final prospectus), (B) after effectiveness of such registration statement, if applicable, an Additional Registration Statement pursuant to Rule 462(b) or (C) after effectiveness of such registration statement or such Additional Registration Statement, a final prospectus in accordance with Rules 430A and 424(b)(1) or (4) or Rule 434 of the Act Regulations. The Company has included in such registration statement, as amended at the Effective Date, all information (other than Rule 430A Information in the case of clause (B)) required by the Act and the Act Regulations to be included in the Prospectus with respect to the Shares and the offering thereof. As filed, such amendment and form of final Prospectus, or such final Prospectus, shall contain all Rule 430A Information, together with all other such required information, with respect to the Shares and the offering thereof and, except to the extent the Underwriters shall agree in writing to a modification, shall be in all substantive respects in the form furnished to the Underwriters prior to the date hereof;

                  (ii) no order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the Act Regulations, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of the Selling Stockholders or the Underwriters through Jefferies & Company, Inc. expressly for use therein;

                  (iii) on the Effective Date, the Representation Date and the Closing Date, the Registration Statement did and will, and when the Prospectus is first filed (if required) in accordance with Rule 424(b) the Prospectus will, comply in all material respects with the applicable requirements of the Act and the Act Regulations and the Exchange Act; on the Effective Date, the Representation Date and the Closing Date, the Registration Statement did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and, on the Effective Date, the Representation Date and the Closing Date, and on the date of any filing pursuant to Rule 424(b), the Prospectus did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made

                      CHAMPIONSHIP AUTO RACING TEAMS, INC.
                             UNDERWRITING AGREEMENT


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         in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of the Selling Stockholders or the Underwriters through Jefferies & Company, Inc. expressly for use therein. The Company agrees that the only information provided in writing by or on behalf of the Underwriters to the Company, expressly for use in the Registration Statement or the Prospectus, is that information contained in the first table and the second, fourth, fifth and sixth paragraphs following the second table in the section of the Prospectus entitled "Underwriting";

                  (iv) the documents incorporated by reference in the Registration Statement or the Prospectus pursuant to Item 12 of Form S-3 under the Act, at the time they became effective or at the time they were filed with the Commission, or to the extent such documents were subsequently amended prior to the date hereof, at the time so amended, complied and will comply in all material respects with the requirements of the Exchange Act and, when read together and with the other information in the Prospectus, do not and will not on the date hereof and at the Closing Date contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were or are made, not misleading.

                  (v) the Company is a corporation duly organized and validly existing in good standing under the laws of the State of Delaware, with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus, and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction where the nature or location of its properties (owned or leased) or the conduct of its business requires such registration or qualification, except where the failure so to register or qualify would not have a Material Adverse Effect. As used herein, the term "Material Adverse Effect" shall mean an adverse effect on the financial condition, business, properties, net worth or results of operations of the Company or its Subsidiaries (as hereinafter defined) that would be, singly or in the aggregate, material to the Company and the Subsidiaries, taken as a whole, whether or not occurring in the ordinary course of business (a "Material Adverse Effect");

                  (vi) the only significant subsidiaries (as defined in the Act Regulations) of the Company are the subsidiaries listed on Schedule III hereto (the "Corporate Subsidiaries"). Each of the Corporate Subsidiaries is a corporation, duly organized and validly existing in good standing under the laws of its jurisdiction of incorporation with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and in the Prospectus, and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction where the nature or location of its properties (owned or leased) or the conduct of its business requires such registration or qualification, except where the failure so to register or qualify would not have a Material Adverse Effect. CART Licensed Products, L.P., a Georgia limited partnership ("CLP"), is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Georgia, has the partnership power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and in the Prospectus and has been duly registered and qualified as a foreign partnership to conduct its business and is in good standing in each other jurisdiction where the

                      CHAMPIONSHIP AUTO RACING TEAMS, INC.
                             UNDERWRITING AGREEMENT

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         nature or location of its properties (owned or leased) or the conduct of its business requires such registration or qualification, except where the failure so to register or qualify would not have a Material Adverse Effect. The Corporate Subsidiaries and CLP are referred to herein collectively as the "Subsidiaries" and individually as a "Subsidiary";

                  (vii) each of the Company and the Subsidiaries has all necessary authorizations, approvals, orders, licenses, rights-of-way, operating rights, easements, certificates and permits of and from, and has made all declarations and filings with, all regulatory or governmental officials and bodies, all self-regulatory organizations and all courts and other tribunals ("Permits"), to own or lease its respective properties and to conduct its respective businesses described in the Prospectus and the Registration Statement, except where failure to have obtained or made the same would not have a Material Adverse Effect, and neither the Company nor any of the Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Permits; each of the Company and the Subsidiaries has fulfilled and performed all its current material obligations with respect to such Permits and no event has occurred that allows, or after notice or lapse of time, or both, would allow, revocation or termination thereof or result in any other material impairment of the rights of the holder of any such Permit; and each of the Company and the Subsidiaries is in compliance with all applicable laws, rules, regulations, orders and consents, the violation of which would have a Material Adverse Effect. The property and business of each of the Company and the Subsidiaries conform in all material respects to the descriptions thereof contained in the Prospectus and the Registration Statement;

                  (viii) the Company has the authorized capitalization set forth in the Prospectus under the heading "Description of Capital Stock"; all of the Company's authorized and outstanding capital stock has been duly authorized, validly issued and is fully paid and nonassessable and was not issued in violation of any preemptive or similar rights; and the capitalization of the Company conforms to the descriptions thereof and the statements made with respect thereto in the Registration Statement and the Prospectus as of the date set forth therein. There are no outstanding securities convertible into or exchangeable for, and no outstanding options, warrants or other rights to purchase, any shares of the capital stock of the Company, nor any agreements or commitments to issue any of the same, except as described in the Registration Statement and the Prospectus, and there are no preemptive or other rights to subscribe for or to purchase, and no restrictions upon the voting or transfer of, any capital stock of the Company pursuant to the Company's Certificate of Incorporation or Bylaws, or any agreement or other instrument to which the Company is a party, except as described in the Registration Statement and the Prospectus;

                  (ix) all the outstanding shares of capital stock of each of the Corporate Subsidiaries have been duly authorized and are validly issued, fully paid and nonassessable and were not issued in violation of or subject to any preemptive or similar rights. Except as otherwise set forth in the Registration Statement and the Prospectus, there are no outstanding securities convertible into or exchangeable for, and no outstanding options, warrants or other rights to purchase, any shares of the capital stock of any of the Corporate Subsidiaries, nor any agreements or commitments to issue any of the same, and except as otherwise set forth in the Registration

                      CHAMPIONSHIP AUTO RACING TEAMS, INC.
                             UNDERWRITING AGREEMENT

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         Statement and the Prospectus, all outstanding shares of capital stock of the Corporate Subsidiaries and the partnership interest in CLP are owned by the Company, directly or indirectly through another Subsidiary, free and clear of any security interests, liens, encumbrances, equities or other claims;

                  (x) each of the Company and the Subsidiaries has good and marketable title to all real property and good and merchantable title to all personal property owned by it, including those properties described in the Registration Statement and Prospectus, in each case free and clear of all liens, charges, encumbrances and restrictions, other than (a) those described in the Registration Statement and Prospectus or those that do not materially adversely affect the value of such properties and assets, and (b) those that do not interfere in any material respect with use made or proposed to be made of such properties and assets by the Company. Each of the Company and the Subsidiaries has valid, subsisting and enforceable leases for the properties described in the Registration Statement and the Prospectus as leased by it with such exceptions as are described in the Registration Statement and the Prospectus or are not material;

                  (xi) the Company has all requisite power and authority to enter into this Agreement and to carry out the provisions and conditions hereof, and to issue and deliver the Option Shares to the Underwriters as provided herein. This Agreement has been duly authorized, executed and delivered by the Company;

                  (xii) the Option Shares to be issued and sold by the Company have been duly and validly authorized for issuance by the Company, and the Company has full corporate power and authority to issue, sell and deliver the Option Shares; and, when such Option Shares are issued and delivered against payment therefor as provided by this Agreement, the Option Shares will have been validly issued, fully paid and nonassessable and the issuance of such Option Shares will not be subject to any preemptive or similar rights. All corporate action required to be taken by the Company for the authorization, issuance and sale of the Option Shares has been duly and validly taken;

                  (xiii) Deloitte & Touche LLP, who have certified certain financial statements of the Company and the Subsidiaries, are independent accountants with respect to the Company and the Subsidiaries as required by the Act and Act Regulations;

                  (xiv) the consolidated financial statements and related notes and schedules included in the Registration Statement, the Preliminary Prospectus and the Prospectus present fairly the financial position of the Company and the Subsidiaries, on the basis stated in the Registration Statement, as of the respective dates thereof and the consolidated statements of operations and consolidated balance sheets of the Company and the Subsidiaries, for the respective periods covered thereby; and such financial statements and the related schedules and notes have been prepared in conformity with U.S. generally accepted accounting principles ("U.S. GAAP") applied on a consistent basis throughout the entire period involved, except as otherwise disclosed in the Registration Statement, the Preliminary Prospectus and the Prospectus. The selected consolidated financial data included in the Registration Statement, the Preliminary Prospectus and the Prospectus presents fairly the information shown therein and has

                      CHAMPIONSHIP AUTO RACING TEAMS, INC.
                             UNDERWRITING AGREEMENT


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         been compiled on a basis consistent with that of the audited financial statements of the Company included therein. No other financial statements or schedules of the Company and the Subsidiaries are required by the Exchange Act, the Act or the Act Regulations to be included in the Registration Statement, the Preliminary Prospectus or the Prospectus;

                  (xv) the Shares conform in all material respects to the descriptions thereof in the Registration Statement and Prospectus;

                  (xvi) neither the Company nor any of the Subsidiaries is in violation of its charter or bylaws or other organizational documents. Neither the Company nor any of the Subsidiaries is, nor with the passage of time or the giving of notice or both would be, in violation of any material law, ordinance, administrative or governmental rule or regulation applicable to the Company or any of the Subsidiaries, or of any judgment, order or decree of any court or governmental agency or body or of any arbitrator having jurisdiction over the Company or any of the Subsidiaries, or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any mortgage, loan agreement, note, bond, debenture, credit agreement or any other evidence of indebtedness or in any agreement, contract, indenture, lease or other instrument to which the Company or any of the Subsidiaries is a party or by which any of them may be bound, or to which any of the property or assets of the Company or any of the Subsidiaries is subject;

                  (xvii) there is no action, suit or proceeding pending before or by any court, arbitrator or governmental agency or body or, to the Company's knowledge, threatened against the Company or the Subsidiaries or to which any of their respective property is subject
         (A) that is required to be described in the Registration Statement or the Prospectus but is not described as required or (B) that, if adversely determined, could reasonably be expected to have a Material Adverse Effect. There is no agreement, contract, indenture, lease or other document or instrument that is required to be described in the Registration Statement or Prospectus or to be filed as an exhibit to the Registration Statement that is not described or filed as required;

                  (xviii) except for the Selling Stockholders, no person has any right to the registration of any security of the Company by reason of the filing of the Registration Statement with the Commission or the consummation of the transactions contemplated hereby, which right has not been waived or lapsed;

                  (xix) other than as set forth in the Registration Statement and the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of the Subsidiaries is a party or of which any property of the Company or any of the Subsidiaries is the subject; and, to the best of the Company's knowledge, no such proceedings are threatened by any court or governmental agency or body or any stock exchange authorities ("Governmental Agency") or threatened by others;

                  (xx) the Company is not and, after giving effect to the offering and sale of the Shares, will not be an "investment company" or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act");


                      CHAMPIONSHIP AUTO RACING TEAMS, INC.
                             UNDERWRITING AGREEMENT

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                  (xxi) except as disclosed in the Registration Statement and the Prospectus, the Company and each of the Subsidiaries owns or possesses, has applied for or can acquire on reasonable terms, the patents, patent rights, licenses, inventions, copyrights, knowhow (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names (collectively, "Patent and Proprietary Rights") presently employed by it in connection with the business now operated by it, except where the failure to apply for or acquire any such Patent and Proprietary Rights would not, singly or in the aggregate, result in a Material Adverse Effect, and neither the Company nor any of the Subsidiaries has received any notice or is otherwise aware of any infringement of asserted rights of others with respect to any Patent and Proprietary Rights, or of any facts which would render any Patent and Proprietary Rights invalid or inadequate to protect the interests of the Company therein, and which infringement (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, singly or in the aggregate, could have a Material Adverse Effect;

                  (xxii) as of the date of the Prospectus, neither the Company nor any of the Subsidiaries currently is planning any probable acquisitions for which disclosure of pro forma financial information would be required by the Act;

                  (xxiii) except as disclosed in the Registration Statement and the Prospectus (or any amendment or supplement thereto), since the respective dates as of which information is given therein (or any amendment or supplement thereto), (A) neither the Company nor any of the Subsidiaries (1) has issued any securities other than in connection with the exercise of any outstanding options, (2) incurred any material liability or obligations, direct or contingent, for borrowed money, (3) entered into any transaction, not in the ordinary course of business, that is material to the Company and the Subsidiaries, taken as a whole, (4) entered into any transaction with an affiliate of the Company (as the term "affiliate" is defined in Rule 405 of the Act Regulations) that would otherwise be required to be disclosed in the Prospectus or the Registration Statement, or (5) declared or paid any dividend on its capital stock, or made any other distribution to its equity holders and (B) there has not been any change in the capital stock or any increase in long-term debt of the Company and the Subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, current consolidated financial position, stockholders' equity or results of operations of the Company and the Subsidiaries, taken as a whole. Neither the Company nor any of the Subsidiaries has sustained since the date of the latest audited financial statements included in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any organized labor dispute or court or governmental action, order or decree, except as otherwise set forth or contemplated in the Registration Statement and the Prospectus;

                  (xxiv) each of the Company and the Subsidiaries, directly or indirectly, maintains insurance covering its properties, operations, personnel and businesses, and in the Company's reasonable judgment, such insurance provides coverage against such losses and risks as is adequate in accordance with customary industry practice to protect the Company and its businesses. Neither the Company nor any of the Subsidiaries has received notice from any insurer or agent of such insurer that

                      CHAMPIONSHIP AUTO RACING TEAMS, INC.
                             UNDERWRITING AGREEMENT

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         substantial capital improvements or other expenditures will have to be made in order to continue such insurance, and all such insurance is outstanding and duly in force;

                  (xxv) the Company has not distributed and, prior to the later to occur of (A) the Closing Date and (B) completion of the distribution of the Shares, will not distribute without your prior consent any offering material in connection with the offering and sale of the Shares other than the Registration Statement, the Prospectus or other materials, if any, permitted by the Act;

                  (xxvi) prior to the Option Shares Closing Date, the Option Shares will be duly authorized for listing on the New York Stock Exchange upon official notice of issuance;

                  (xxvii) neither the Company nor any Subsidiaries is involved in any labor dispute or, to the knowledge of the Company, is any dispute threatened;

                  (xxviii) neither the Company nor any Subsidiary nor, to the best of its knowledge, any employee or agent of the Company or any Subsidiary, has used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity, or made any unlawful payment of funds of the Company or any Subsidiary or received or retained any funds in violation of any law, rule or regulation;

                  (xxix) each of the Company and the Subsidiaries has filed (or have obtained extensions thereto) all federal, state and local or foreign tax returns that are required to be filed, which returns are complete and correct in all material respects, and have paid all taxes shown on such returns and all assessments with respect thereto to the extent that the same have become due, except those taxes that are being contested or protested in good faith by the Company or its Subsidiaries;

                  (xxx) except for the shares of capital stock of the Corporate Subsidiaries and the partnership interest in CLP, neither the Company nor any of the Subsidiaries owns any shares of stock or any other securities of any corporation or has any equity interest in any firm, partnership, association or other entity other than as reflected in the consolidated financial statements included in the Registration Statement and the Prospectus;

                  (xxxi) neither the execution or delivery of this Agreement, the offer, issuance, sale or delivery of the Shares nor the consummation by the Company of the terms of this Agreement (A) requires the consent, approval, authorization or order of any court or governmental agency or body except such as have been obtained under the Act or as may be required under state securities or "blue sky" laws or similar laws in applicable foreign jurisdictions in connection with the purchase and distribution of the Shares by the Underwriters or such as may be required by the National Association of Securities Dealers, Inc. (the "NASD"), (B) will conflict with, result in a breach of, or constitute a default under the terms of any indenture, agreement, lease or other instrument to which the Company or any of the Subsidiaries is a party or by which any of them or any of their respective properties may be bound, or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the

                      CHAMPIONSHIP AUTO RACING TEAMS, INC.
                             UNDERWRITING AGREEMENT

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

         Company or any of the Subsidiaries pursuant to the terms of any agreement or instrument to which any of them is a party or by which any of them may be bound or to which any of the property or assets of any of them is subject, (C) will violate any law, order, statute, regulation, consent or memorandum of understanding applicable to the Company or any of the Subsidiaries of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Company or any of the Subsidiaries, or (D) will conflict with or violate the charter or bylaws or other organizational documents of the Company or any of the Subsidiaries;

                  (xxxii) the Company has not taken, directly or indirectly, any action designed to cause or result in or that has constituted or that might reasonably be expected to constitute, the stabilization or manipulation of the price of the shares of Common Stock to facilitate the sale or resale of the Shares;

                  (xxxiii) the statements set forth in the Registration Statement or the Prospectus under the caption "Description of Capital Stock," insofar as they purport to constitute a summary of the terms of the Common Stock, and under the captions "Management's Discussion and Analysis of Financial Condition and Results of Operations -- Liquidity and Capital Resources," "Management," and "Certain Relationships and Related Transactions," insofar as they purport to describe the provisions of the laws, agreements, contracts, indentures, leases or other documents or instruments referred to therein, are accurate and fair summaries of the material and relevant provisions thereof;

                  (xxxiv) each of the Company and the Subsidiaries (A) are in compliance with any and all applicable federal, state, local and foreign laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (B) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their business and (C) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not have a Material Adverse Effect; and

                  (xxxv) there are no costs or liabilities, to the Company's knowledge after due inquiry, associated with the effect of Environmental Laws on the business, operations and properties of the Company and its Subsidiaries that would have a Material Adverse Effect.

         (b) Each of the Selling Stockholders severally represents and warrants to, and agrees with, the Underwriters as of the Representation Date and as of the Closing Date, as follows:

                  (i) the sale of the Shares to be sold by such Selling Stockholder hereunder and the compliance by such Selling Stockholder with all of the provisions of this Agreement, the Power of Attorney and the Custody Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under,

                      CHAMPIONSHIP AUTO RACING TEAMS, INC.
                             UNDERWRITING AGREEMENT
         any statute, indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which such Selling Stockholder is a party or by which such Selling Stockholder is bound or to which any of the property or assets of such Selling Stockholder is subject, nor will such action result in any violation of the provisions of the charter or bylaws of such Selling Stockholder if such Selling Stockholder is a corporation, the partnership agreement of such Selling Stockholder if such Selling Stockholder is a partnership; or any applicable statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over such Selling Stockholder or the property of such Selling Stockholder;

                  (ii) the Selling Stockholder now has, and on the Closing Date will have, valid title to the Shares to be sold by the Selling Stockholder pursuant to this Agreement, free and clear of any security interests, liens, encumbrances, equities or other claims, including, without limitation, any restrictions or transfer (except for restrictions imposed by applicable federal or state securities laws) other than as specified on the certificate(s) representing such Shares, and, upon delivery of and payment for such Shares hereunder, the several Underwriters will acquire valid title to such Shares free and clear of any adverse claims, assuming that the Underwriters have acquired such Shares for value, in good faith and without notice of any adverse claim;

                  (iii) this Agreement has been duly authorized, executed and delivered by or on behalf of the Selling Stockholder;

                  (iv) the Selling Stockholder has not taken, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Shares, except for the lock-up arrangements described herein and in the Prospectus;

                  (v) each Preliminary Prospectus that has been distributed by the Underwriters or the Company to prospective investors and the Prospectus, insofar as they include or reflect information with respect to such Selling Stockholder, has conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and has not included any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made; and neither the Registration Statement nor the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), nor any amendment or supplement thereto, insofar as they include or reflect information with respect to such Selling Stockholder, will include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

                  (vi) such Selling Stockholder is not aware that any of the representations or warranties the Company set forth in Section 2(a) above is untrue or inaccurate in any material respect;

                  (vii) all stock transfer or other taxes (other than income taxes), if any, that are required to be paid in connection with the sale and transfer of the Stockholder Shares proposed to be sold by such Selling Stockholder to the several Underwriters

                      CHAMPIONSHIP AUTO RACING TEAMS, INC.
                             UNDERWRITING AGREEMENT
         pursuant to this Agreement will be fully paid or provided for by such Selling Stockholder;

                  (viii) no consent, approval, authorization or order of, or any filing with, any court or governmental agency or body is required for the consummation by such Selling Stockholder of the transactions on its part contemplated in this Agreement, the Power of Attorney or the Custody Agreement, except as may be required under the Act or state securities or "blue sky" laws or similar laws in applicable foreign jurisdictions in connection with the purchase and distribution of the Shares by the Underwriters or such as may be required by the NASD;

                  (ix) other than as permitted by the Act and Act Regulations, such Selling Stockholder has not distributed and will not distribute any preliminary prospectus, the Prospectus or any other offering material in connection with the offering and sale of the Stockholder Shares proposed to be sold by the Selling Stockholder;

                  (x) during the period beginning from the date hereof and continuing to and including the date 180 days after the date of the Prospectus, not to offer, sell, contract to sell or otherwise dispose of, except as provided hereunder, any securities of the Company that are substantially similar to the Shares, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, Common Stock or any such substantially similar securities (other than pursuant to employee stock incentive plans existing on, or upon the conversion or exchange of convertible or exchangeable securities outstanding as of, the date of this Agreement, or in connection with the acquisition of any business or property so long as the recipient of any Common Stock shall agree not to resell such Common Stock during the 180 day period), without the prior written consent of the Jefferies & Company, Inc.;

                  (xi) in order to document the Underwriters' compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982 with respect to the transactions herein contemplated, such Selling Stockholder will deliver to you prior to or at the First Time of Delivery (as hereinafter defined) a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof);

                  (xii) certificates in negotiable form representing all of the Shares to be sold by such Selling Stockholder hereunder have been placed in custody under a Custody Agreement, in the form heretofore furnished to you (the "Custody Agreement"), duly executed and delivered by such Selling Stockholder to Norwest Bank Minnesota, N.A., as custodian (the "Custodian"), and such Selling Stockholder has duly executed and delivered a Power of Attorney, in the form heretofore furnished to you (the "Power of Attorney"), appointing Randy K. Dzierzawski and Andrew Craig as such Selling Stockholder's attorneys-in-fact (individually, an "Attorney-in-Fact", and collectively, the "Attorneys-in-Fact") with authority to execute and deliver this Agreement on behalf of such Selling Stockholder, to determine the purchase price to be paid by the Underwriters to the Selling Stockholders as provided in Section 2 hereof, to authorize the delivery of the Shares to be sold by such Selling Stockholder hereunder and

                      CHAMPIONSHIP AUTO RACING TEAMS, INC.
                             UNDERWRITING AGREEMENT
         otherwise to act on behalf of such Selling Stockholder in connection with the transactions contemplated by this Agreement and the Custody Agreement; and

                  (xiii) the Shares represented by the certificates held in custody for such Selling Stockholder under the Custody Agreement are subject to the interests of the Underwriters hereunder; the arrangements made by such Selling Stockholder for such custody, and the appointment by such Selling Stockholder of the Attorneys-in-Fact by the Power of Attorney, are to that extent irrevocable; the obligations of the Selling Stockholders hereunder shall not be terminated by operation of law, whether by the death or incapacity of any individual Selling Stockholder or, in the case of an estate or trust, by the death or incapacity of any executor or trustee or the termination of such estate or trust, or in the case of a partnership or corporation, by the dissolution of such partnership or corporation, or by the occurrence of any other event; if any individual Selling Stockholder or any such executor or trustee should die or become incapacitated, or if any such estate or trust should be terminated, or if any such partnership or corporation should be dissolved, or if any other such event should occur, before the delivery of the Shares hereunder, certificates representing the Shares shall be delivered by or on behalf of the Selling Stockholders in accordance with the terms and conditions of this Agreement and of the Custody Agreements; and actions taken by the Attorneys-in-Fact pursuant to the Powers of Attorney shall be as valid as if such death, incapacity, termination, dissolution or other event had not occurred, regardless of whether or not the Custodian, the Attorneys-in-Fact, or any of them, shall have received notice of such death, incapacity, termination, dissolution or other event.

         Any certificate signed by any officer of the Company or a Selling Stockholder delivered to the Underwriters or to counsel for the Underwriters pursuant to the terms of this Agreement shall be deemed a representation and warranty by the Company or such Selling Stockholder, as the case may be, to each Underwriter as to the matters covered thereby.

SECTION 2.  SALE AND DELIVERY TO THE UNDERWRITERS; CLOSING.

         (a) Subject to the terms and conditions set forth herein, and subject to adjustments as you may determine to avoid fractional shares:

                  (i) the Selling Stockholders agree, severally and not jointly, to sell to each Underwriter, severally and not jointly, and, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, each Underwriter, severally and not jointly, agrees to purchase from the Selling Stockholders at a purchase price of $ per share (the "Initial Price"), the aggregate number of Stockholder Shares that bears the same proportion to the aggregate number of Stockholder Shares to be sold by the Selling Stockholder as the number of Stockholder Shares set forth opposite the name of such Underwriter in Schedule I hereto (or such number of Stockholder Shares increased as provided in Section 9 hereof) bears to the aggregate number of Stockholder Shares to be sold by the Selling Stockholders, and the Selling Stockholders will have no obligation to sell to the Underwriters any of the Stockholders Shares to be sold by the Selling Stockholders hereunder unless the Underwriters purchase all of such Stockholder Shares hereunder.

                      CHAMPIONSHIP AUTO RACING TEAMS, INC.
                             UNDERWRITING AGREEMENT

         (b) The Company grants to the Underwriters an option to purchase all or any part of the Option Shares at the Initial Price. Option Shares shall be purchased from the Company, severally and not jointly, for the accounts of the Underwriters in proportion to the number of Stockholder Shares set forth in
Schedule I hereto opposite the name of such Underwriter. Such option may be exercised only to cover over-allotments in the sale of the Stockholder Shares by the Underwriters and may be exercised in whole or in part at any time on or before 12:00 noon, New York City time, on the business day before the Stockholder Shares Closing Date (as hereinafter defined), and only once thereafter within 30 days after the date of the Prospectus, in each case upon written or telegraphic notice, or oral or telephonic notice confirmed by written or facsimile notice, by the Underwriters to the Company no later than 12:00 noon, New York City time, on the business day before the Stockholder Shares Closing Date or at least two business days before the Option Shares Closing Date (as hereinafter defined), as the case may be, setting forth the number of Option Shares to be purchased and the time and date (if other than the Stockholder Shares Closing Date) of such purchase.

         (c) Payment of the purchase prices for, and delivery of, the Stockholders Shares to be purchased by the Underwriters shall be made at the offices of Jefferies & Company, Inc., 39 Broadway, New York, New York 10006, or at such other place as shall be agreed upon by the Underwriters and the Company, at 10:00 A.M., New York City time, on the third or fourth business day following the date the Registration Statement becomes effective (or, if the Company elected to rely upon Rule 430A, the fourth business day after the date of execution of this Agreement), or such other time not later than ten business days after such date as shall be agreed upon by the Underwriters and the Company ( such time and date of payment and delivery being herein called the "Stockholder Shares Closing Date"). Payment shall be made to the Company and the Selling Stockholders, as the case may be, by wire transfer in same day funds payable to the order of the Company or the Selling Stockholders, as applicable, against delivery to the Underwriters of the Stockholder Shares.

         (d) Payment of the purchase price for, and delivery of, the Option Shares to be purchased by the Underwriters shall be made at the office as set forth above or at such other place as shall be agreed upon by the Underwriters and the Company at the time and on the date (which may be the same as, but in no event shall be earlier than, the Stockholder Shares Closing Date) specified in the notice referred to in Section 2(b) (such time and date of delivery and payment being herein called the "Option Shares Closing Date"). The Stockholder Shares Closing Date and the Option Shares Closing Date are called, individually, the "Closing Date" and together, the "Closing Dates." Payment shall be made to the Company by wire transfer in same day funds payable to the order of the Company against delivery to the Underwriters of the Option Shares.

         (e) Certificates representing the Shares shall be issued in such denominations and registered in such names as the Underwriters may request in writing at least two business days before the Stockholder Shares Closing Date or, in the case of Option Shares, on the day of notice of exercise of the option as described in Section 2(b). The certificates representing the Shares will be made available for examination and packaging by the Underwriters not later than 1:00 P.M., New York City time, on the last business day prior to the Stockholder Shares Closing Date (or the Option Shares Closing Date in the case of the Option Shares) at such place as is designated by the Underwriters.

                      CHAMPIONSHIP AUTO RACING TEAMS, INC.
                             UNDERWRITING AGREEMENT

SECTION 3. COVENANTS OF THE COMPANY. The Company covenants with each of the Underwriters as follows:

         (a) the Company will use its best efforts to cause the Registration Statement, if not effective at the Representation Date, and any amendment thereof, to become effective, as promptly as possible after the filing thereof. The Company will not file any amendment to the Registration Statement or any amendment or supplement to the Prospectus to which the Underwriters shall reasonably object in writing after a reasonable opportunity to review such amendment or supplement. Subject to the foregoing sentences in this clause (a), if the Registration Statement has become or becomes effective pursuant to Rule 430A, or filing of the Prospectus or supplement to the Prospectus is otherwise required under Rule 424(b), the Company will cause the Prospectus, properly completed, or such supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Underwriters of such timely filing. The Company will promptly advise the Underwriters (i) when the Registration Statement, if not effective at the Representation Date, and any amendment thereto, shall have become effective, (ii) when the Prospectus, and any supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 424(b), (iii) when any amendment to the Registration Statement shall have been filed or become effective, (iv) of any request by the Commission for any amendment of the Registration Statement or supplement to any Prospectus or for any additional information, (v) of the receipt by the Company of any notification of, or if the Company otherwise has knowledge of, the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (vi) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the lifting thereof;

         (b) if, at any time when a prospectus relating to the Shares is required to be delivered under the Act or the Act Regulations, any event occurs as a result of which the Prospectus as then amended or supplemented would contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it shall be necessary to amend the Registration Statement or amend or supplement the Prospectus to comply with the Act or the Act Regulations, the Company promptly will prepare and file with the Commission, subject to the second sentence of paragraph (a) of this Section 3, an amendment or supplement that will correct such statement or omission or effect such compliance;

         (c) the Company consents to the use of the Prospectus in accordance with the provisions of the Act and with the securities or blue sky laws of the jurisdictions in which the Shares are offered by the Underwriters and by all dealers to whom Shares may be sold, both in connection with the offering and sale of the Shares and for such period of time thereafter as the Prospectus is required by the Act to be delivered in connection with the sales by any Underwriter or dealer. The Company will comply with all requirements imposed upon it by the Act, as now and hereafter amended, so far as necessary to permit the continuance of sales of or dealing in the Shares in accordance with the provisions hereof and the Prospectus;

                      CHAMPIONSHIP AUTO RACING TEAMS, INC.
                             UNDERWRITING AGREEMENT

         (d) the Company will furnish to the Representatives, without charge, four signed copies of the Registration Statement (including exhibits thereto and all documents incorporated by referenced therein) and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act, or the Act Regulations, as many copies of the Prospectus and all amendments and supplements thereto as the Underwriters may reasonably request;

         (e) during the period of five years hereafter, the Company will furnish to you, as soon as practicable after the end of each fiscal year, a copy of its annual report to Stockholders for such year; and the Company will furnish to you (i) as soon as available, a copy of each report or definitive proxy statement of the Company filed with the Commission under the Exchange Act or mailed to the Stockholders, and (ii) from time to time, such other publicly available information concerning the Company as you may reasonably request;

         (f) the Company will not, and will cause each of its directors (other than James F. Hardymon and Don Ohlmeyer, Jr.) and Randy K. Dzierzawski and Andrew Craig to enter into agreements with the Underwriters in the form set forth in Annex A hereto to the effect that they will not, during the period beginning from the date hereof and continuing to and including the date 180 days after the date of the Prospectus, offer, sell, contract to sell or otherwise dispose of, except as provided hereunder, any securities of the Company that are substantially similar to the Shares, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, Common Stock or any such substantially similar securities (other than pursuant to employee stock incentive plans existing on, or upon the conversion or exchange of convertible or exchangeable securities outstanding as of, the date of this Agreement, or in connection with the acquisition of any business or property so long as the recipient of any Common Stock shall agree not to resell such Common Stock during the 180 day period), without the prior written consent of Jefferies & Company, Inc.; provided that the agreement entered into by Randy K. Dzierzawski and Andrew H. Craig shall not apply to sales by them of not more than 30,000 and 60,000 shares of Common Stock, respectively, at any time after the date 30 days after the date of the Prospectus;

         (g) the Company will comply with all the provisions of any undertakings contained in the Registration Statement;

         (h) the Company will apply the net proceeds from the offering and sale of the Shares to be sold by the Company in accordance with the description set forth in the "Use of Proceeds" section of the Prospectus;

         (i) the Company will cooperate with the Underwriters and their counsel in connection with endeavoring to obtain and maintain the qualification or registration, or exemption from qualification, of the Shares for offer and sale under the applicable securities laws of such states and other jurisdictions of the United States as the Underwriters may designate; provided, that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to taxation or general service of process in any jurisdiction where it is not now so subject;

         (j) the Company will not take, and will cause each of the Subsidiaries to not take, directly or indirectly, any action which is designed to or which constitutes or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company or facilitate the sale or resale or the Shares; and

                      CHAMPIONSHIP AUTO RACING TEAMS, INC.
                             UNDERWRITING AGREEMENT

         (k) the Company will cause the Shares to be duly listed on the New York Stock Exchange.

SECTION 4. COVENANTS OF THE SELLING STOCKHOLDERS. Each Selling Stockholder severally and not jointly covenants with each of the Underwriters as follows:

         (a) such Selling Stockholder shall cooperate to the extent reasonably necessary to cause the Registration Statement, if not effective at the Representation Date, and any amendment thereof, to become effective, as promptly as possible after the filing thereof;

         (b) without prejudice to any rights such Selling Stockholder may have against the Company, the Selling Stockholder shall pay all federal and other taxes, if any, on the transfer or sale of the Shares being sold by the Selling Stockholder to the Underwriters;

         (c) such Selling Stockholder shall do or perform all things required to be done or performed by the Selling Stockholder prior to the Stockholder Shares Closing Date to satisfy all conditions precedent to delivery of and the payment for the Shares to be sold by the Selling Stockholder pursuant to this Agreement;

         (d) such Selling Stockholder will not at any time, directly or indirectly, take any action which is designed to or which constitutes or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company or facilitate the sale or resale or the Shares; and

         (e) such Selling Stockholder will advise the Representatives promptly, and if requested by the Representatives will confirm such advice in writing, of any change in the information relating to the Selling Stockholder contained in the Registration Statement under the caption "Selling Stockholders."

SECTION 5. PAYMENT OF EXPENSES. The Company will pay, or reimburse if paid by the Underwriters, all actual and reasonable costs and expenses incident to the performance of the obligations of the Company and the Selling Stockholders under this Agreement, including (i) the fees, disbursements and expenses of counsel and accountants for the Company and the Selling Stockholders and all other expense in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus, the Prospectus, and any amendments or supplements thereto, and the mailing and delivery of copies thereof to the Underwriters and dealers, (ii) the cost of reproducing the Agreement Among Underwriters, this Agreement, the Selling Agreement, any Dealer Agreements, the Underwriters' Questionnaire and the Blue Sky Memorandum (in both preliminary and final form); (iii) all expenses in connection with qualification of the Shares for offering and sale under state securities laws as provided in Section 3(i) hereof, including filing and registration fees and the fees, disbursements and expenses of counsel for the Underwriters in connection with such qualification and in connection with Blue Sky surveys (such fees of counsel not to exceed $5,000); (iv) the filing fees incident to securing any required review by the NASD; (v) the cost of preparing stock certificates; (vi) all fees of the Company's transfer agent and registrar;
(vii) any fees for including the Shares on the New York Stock Exchange; and
(vii) all other costs and expenses incident to the performances of its obligations hereunder that are not otherwise specifically provided for in this Section.
                      CHAMPIONSHIP AUTO RACING TEAMS, INC.
                             UNDERWRITING AGREEMENT

         If this Agreement is terminated by the Underwriters because of any failure or refusal on the part of the Company or the Selling Stockholders to comply with the terms or fulfill any of the conditions of this Agreement, the Company shall reimburse the Underwriters for all of their reasonable out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters. The Company shall not in any event be liable to any of the Underwriters for consequential damages including loss of anticipated profits from the transactions covered by this Agreement.

SECTION 6. Conditions of the Underwriters' Obligation. The obligation of the Underwriters to purchase the Shares hereunder is subject to the continued accuracy of the representations and warranties of the Company and the Selling Stockholders herein contained, to the accuracy of the statements of the Company and the Selling Stockholders made in any certificates pursuant to the provision hereof, to the performance by the Company and the Selling Stockholders of their obligations hereunder and to the following further conditions:

         (a) the Registration Statement shall have become effective, and you shall have received notice thereof, not later than 3:00 p.m., Washington D.C. time, on the date hereof, or such later time and date as shall be approved by the Representatives and the Company and shall remain effective at the Closing Date. No stop order suspending the effectiveness of the Registration Statement shall have been issued under the Act or proceedings therefor initiated or threatened by the Commission. No order suspending the effectiveness of the Registration Statement or the qualification or registration of the Shares under the securities or blue sky laws of any jurisdiction shall be in effect or proceedings therefor initiated or threatened by the Commission or the authorities of any such jurisdiction. If the Company has elected to rely upon Rule 430A, the price of the Shares and any price-related or other information previously omitted from the effective Registration Statement pursuant to Rule 430A shall have been transmitted to the Commission for filing pursuant to Rule 424(b) within the prescribed time period, and, prior to the Closing Date, the Company shall have provided evidence satisfactory to the Underwriters of such timely filing, or a post-effective amendment providing such information shall have been promptly filed and declared effective in accordance with the requirement of Rule 430A;

         (b) subsequent to the execution and delivery of this Agreement, there shall not have occurred: (i) any change, or any development involving a prospective change, in or affecting particularly the business, properties, condition (financial or other) or results of operations of the Company and the Subsidiaries, taken as a whole, which, in the reasonable judgment of the Underwriters, materially impairs the investment quality of the Shares and constitutes a Material Adverse Effect; (ii) any material loss or interference with the business or properties of the Company or the Subsidiaries from fire, explosion, flood or other casualty, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree, that is not set forth in the Registration Statement and the Prospectus, if in the reasonable judgment of the Underwriters any such development makes it impracticable or inadvisable to proceed with completion of the sale of and payment for the Shares;

         (c) on or after the date hereof there shall not have occurred any of the following: (i) any suspension or limitation of trading in securities generally on the New York Stock Exchange or The Nasdaq National Market, or any setting of minimum prices for trading on such


                      CHAMPIONSHIP AUTO RACING TEAMS, INC.
                             UNDERWRITING AGREEMENT
exchange or system, or any suspension of trading of any securities of the Company on any exchange or system or in the over-the-counter market; (ii) any banking moratorium declared by federal or New York authorities; or (iii) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by Congress or any other substantial national or international calamity or emergency if, in the reasonable judgment of the Underwriters, the effect of any such outbreak, escalation, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the sale of and payment for the Shares;

         (d) since the respective dates as of which information is given in the Registration Statement and the Prospectus, there shall have been no litigation or other proceeding instituted against the Company or any of the Subsidiaries or any of their respective officers or directors in their capacities as such, before or by any federal, state or local court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign, or arbitrator, in which litigation or proceeding an unfavorable ruling, decision or finding would have a Material Adverse Effect;

         (e) the Option Shares to be sold by the Company at such Time of Delivery shall have been duly approved for inclusion on the New York Stock Exchange, subject to official notice of issuance;

         (f) each of the representations and warranties of the Selling Stockholders contained herein shall be true and correct at the Closing Date, as if made at the Closing Date, and all covenants and agreements contained herein to be performed on the part of the Selling Stockholders, and all conditions contained herein to be fulfilled or complied with by the Selling Stockholders at or prior to the Closing Date, shall have been duly performed, fulfilled or complied with, and the Representatives shall have received a certificate to such effect and as to such other matters as the Underwriters may reasonably request, dated the Closing Date and signed by or on behalf of the Selling Stockholders;

         (g) the Underwriters shall have received opinions from Kegler, Brown, Hill & Ritter Co., L.P.A., counsel for the Company and the Selling Stockholders, satisfactory in form and substance to counsel for the Underwriters, dated as of each Closing Date, to the effect set forth in Annex B and Annex C;

         (h) the Underwriters shall have received a favorable opinion, dated as of each Closing Date, of Vinson & Elkins L.L.P., counsel for the Underwriters, with respect to such matters as may be reasonably requested by the Underwriters, and the Company shall have provided such counsel with such papers and information as they may reasonably request to enable them to provide such opinion;

         (i) the conditions contained in subsections (a), (b), (d) and (e) of this Section 6 shall have been satisfied on and as of each Closing Date and the Company shall have furnished to the Underwriters a certificate of the Company, signed by the President and the principal financial or accounting officer of the Company, dated such Closing Date (A) to the effect that (i) the signers or such certificate have carefully examined the Registration Statement, the Prospectus, any supplement or amendment to the Prospectus, and this Agreement,
(ii) that the representations and warranties of the Company in this Agreement are true and correct on and as of the Closing Date with the same effect as if made on the Closing Date and (iii) the


                      CHAMPIONSHIP AUTO RACING TEAMS, INC.
                             UNDERWRITING AGREEMENT

Company has complied with all the agreements and satisfied all the conditions under this Agreement on its part to be performed or satisfied at or prior to the Closing Date and (B) as to the matters set forth in subsections (a), (b),
(d) and (e) of this Section and such other matters as the Underwriter may reasonably request;

         (j) at the Representation Date and at each Closing Date, Deloitte & Touche LLP shall have furnished to the Underwriters and the Company and the Selling Stockholders a letter or letters, dated respectively as of the date of this Agreement and each Closing Date, in form and substance satisfactory to the Underwriters, to the effect set forth in Annex D hereto;

         (k) at the Representation Date, the Company shall have furnished to the Underwriters a letter substantially in the form of Annex A hereto from each director of the Company (other than James F. Hardymon and Don Ohlmeyer, Jr.), Randy K. Dzierzawski, Andrew Craig and from each of the Selling Stockholders, addressed to the Underwriters, in which each such person agrees not to offer, sell, contract to sell or otherwise dispose of, except as provided hereunder, any securities of the Company that are substantially similar to the Shares, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, Common Stock or any such substantially similar securities (other than pursuant to employee stock incentive plans existing on, or upon the conversion or exchange of convertible or exchangeable securities outstanding as of, the date of this Agreement, or in connection with the acquisition of any business or property so long as the recipient of any Common Stock shall agree not to resell such Common Stock during the 180 day period), without the prior written consent of Jefferies & Company, Inc.; provided that the agreement entered into by Randy K. Dzierzawski and Andrew H. Craig shall not apply to sales by them of not more than 30,000 and 60,000 shares of Common Stock, respectively, at any time after the date 30 days after the date of the Prospectus; and

         (l) at the Closing Date, counsel for the Underwriters shall have been furnished with such information, certificates and documents as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Shares as contemplated herein and related proceedings, or to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained, or otherwise in connection with the offering contemplated hereby; and all opinions and certificates mentioned above or elsewhere in this Agreement shall be reasonably satisfactory in form and substance to the Underwriters and counsel for the Underwriters.

If any condition specified in this Section 6 shall have not been fulfilled in all material respects when and as required to be fulfilled, this Agreement may be terminated by the Underwriters by notice to the Company and such termination shall be without liability of any party to any other party except as provided in Section 5.

SECTION 7.  INDEMNIFICATION AND CONTRIBUTION.

         (a) The Company agrees to indemnify, defend and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act from and against any loss expense, damage, liability or claim (including the reasonable cost of investigating such claim) that, jointly or severally, any such Underwriter or any person controlling such Underwriter may incur under the Act, the Exchange Act or otherwise, as such expenses are incurred, insofar as such loss,

                      CHAMPIONSHIP AUTO RACING TEAMS, INC.
                             UNDERWRITING AGREEMENT
expense, damage, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof) or any omission or alleged omission to state a material fact required to be stated in such Registration Statement or necessary to make the statements made therein not misleading or any untrue statement or alleged untrue statement of a material fact contained in a Prospectus (the term Prospectus for the purpose of this Section 7 being deemed to include any Preliminary Prospectus, the Prospectus, the Prospectus as amended or supplemented and any document filed under the Exchange Act and incorporated by reference into the Prospectus) or any omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with the information provided in writing to the Company by or on behalf of the Selling Stockholders or any Underwriter through the Representatives expressly for use in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto). The foregoing indemnity with respect to any untrue statement or alleged untrue statement contained in or omission or alleged omission from a preliminary prospectus shall not inure to the benefit of the Underwriter (or any person controlling such Underwriter) from whom the person asserting any loss, liability, claim, damage or expense purchased any of the Shares which are the subject thereof if the Company shall sustain the burden of proving that such person was not sent or given a copy of the Prospectus (or such Prospectus as amended or supplemented) at or prior to the written confirmation of the sale of such Shares to such person and the untrue statement contained in or omission from such preliminary prospectus was corrected in such Prospectus (or such Prospectus as amended or supplemented) and the Company had previously furnished copies thereof to such Underwriter. The Company agrees that the only such information provided in writing by or on behalf of any Underwriter to the Company, expressly for use in the Registration Statement or the Prospectus, is that information contained in the first table and the second, fourth, fifth and sixth paragraphs following the second table in the section of the Prospectus entitled "Underwriting". The foregoing indemnity agreement shall be in addition to any liability that the Company may otherwise have.

         (b) Each Selling Stockholder agrees severally and not jointly to indemnify, defend and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act from and against any loss, expense, liability or claim (including the reasonable cost of investigating such claim) that, jointly or severally, any such Underwriter or any person controlling such Underwriter may incur under the Act, the Exchange Act or otherwise, as such expenses are incurred, insofar as such loss, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact supplied by the Selling Stockholders for use in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof) or any omission or alleged omission to state a material fact required to be stated in such Registration Statement or necessary to make the statements made therein not misleading or any untrue statement or alleged untrue statement of a material fact contained in a Prospectus (the term Prospectus for the purpose of this Section 7 being deemed to include any Preliminary Prospectus, the Prospectus, the Prospectus as amended or supplemented and any


                      CHAMPIONSHIP AUTO RACING TEAMS, INC.
                             UNDERWRITING AGREEMENT
document filed under the Exchange Act and incorporated by reference into the Prospectus) or any omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the liability of the Selling Stockholders pursuant hereto shall not exceed an amount equal to the net proceeds received by the Selling Stockholders for the sale of the Shares hereunder to the Underwriters.

         (c) Each Underwriter agrees to indemnify, defend and hold harmless each Selling Stockholder, the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act from and against any loss, expense, damage, liability or claim (including the reasonable cost of investigating such claim) that the Selling Stockholders, the Company, its directors, its officers who sign the Registration Statement or any person controlling the Company may incur under the Act, the Exchange Act or otherwise to the same extent as the provisions of Section 7(a) above, but only insofar as such loss, expense, damage, liability or claim arises out of or is based upon any untrue statement or omission or alleged untrue statement or omission made in reliance or in conformity with information relating to such Underwriter furnished in writing to the Company by or on behalf of such Underwriter, expressly for use in the Registration Statement or the Prospectus. The Selling Stockholders and the Company agree that the only information provided in writing by or on behalf of the Underwriters to the Company, expressly for use in the Registration Statement or the Prospectus, is that information contained in the first table and the second, fourth, fifth and sixth paragraphs following the second table in the section of the Prospectus entitled "Underwriting".

         (d) If any action is brought against an indemnified party under this
Section 7, the indemnified party or parties shall promptly notify the indemnifying party in writing of the institution of such action (provided that the failure to give such notice shall not relieve the indemnifying party of any liability that it may have pursuant to this Agreement, unless and to the extent the indemnifying party did not otherwise learn of such action and such failure has resulted in the forfeiture of substantive rights or defenses by the indemnifying party) and the indemnifying party shall assume the defense of such action, including the employment of counsel and payment of reasonable expenses. The indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by the indemnifying party in connection with the defense of such action, (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to take charge of the defense of such action within a reasonable time after notice of the institution of such action or (iii) the named parties to any such proceeding (including any impleaded parties) include both an indemnified party and an indemnifying party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between the named parties (in which case the indemnifying party shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the indemnifying party and paid as incurred; provided that the indemnifying party shall only be responsible for the fees and expenses of one counsel for all the indemnified party or parties hereunder, in additional to any local counsel. Anything in this paragraph to the contrary notwithstanding, the indemnifying party shall not be liable for any settlement of any


                      CHAMPIONSHIP AUTO RACING TEAMS, INC.
                             UNDERWRITING AGREEMENT
such claim or action effected without its written consent, which consent shall not be unreasonably withheld.

         (e) If the indemnification provided for in this Section 7 is unavailable to an indemnified party under subsection (a), (b) or (c) of this
Section 7 in respect of any losses, damages, expenses, liabilities or claims referred to therein, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, damages, expenses, liabilities or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other hand from the offering of the Shares or (ii) if the allocation provided by clause
(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Stockholders on the one hand and the Underwriters on the other hand in connection with the statements or omissions that resulted in such losses, damages, expenses, liabilities or claims, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other hand shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company and the Selling Stockholders bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault of the Company and the Selling Stockholders on the one hand and of the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Company, the Selling Stockholders or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, damages, expenses, liabilities and claims referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any claim or action.

         (f) The Company, the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this
Section 7 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in Section 7(e) above. Notwithstanding the provisions of this Section 7, (i) no Underwriter shall be required to contribute any amount in excess of the underwriting discount received by it by reason of such untrue statement or alleged untrue statement or omission or alleged omission, (ii) no Selling Stockholder shall be required to contribute any amount in excess of the gross proceeds received by such Selling Stockholder from the sale of the Shares pursuant to this Agreement, and (iii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

SECTION 8. REPRESENTATIONS, WARRANTIES AND AGREEMENTS TO SURVIVE DELIVERY. The respective indemnity and contribution agreements contained in Section 7, and the covenants, representations and warranties of the Company and the Selling Stockholders contained in this Agreement or contained in certificates of officers of the Company and the Selling Stockholders submitted pursuant hereto, shall remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter or any person who controls any Underwriter, or by or on behalf of the Company or the Selling Stockholders


                      CHAMPIONSHIP AUTO RACING TEAMS, INC.
                             UNDERWRITING AGREEMENT
or any controlling person of the Company or the Selling Stockholders, as the case may be, and will survive delivery of and payment for the Shares.


SECTION 9. DEFAULT OF UNDERWRITERS. If any Underwriter or Underwriters default in their obligations to purchase Shares hereunder on either the Stockholder Shares Closing Date or the Option Shares Closing Date and the aggregate number of Shares that such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed 10% of the total number of Shares that the Underwriters are obligated to purchase on such Closing Date, the Representatives may make arrangements satisfactory to the Company and the Selling Stockholders for the purchase of such Shares by other persons, including any of the Underwriters, but if no such arrangements are made by such Closing Date the non-defaulting Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Shares that such defaulting Underwriters agreed but failed to purchase on such Closing Date. If any Underwriter or Underwriters so default and the aggregate number of Shares with respect to which such default or defaults occur exceeds 10% of the total number of Shares that the Underwriters are obligated to purchase on such Closing Date and arrangements satisfactory to the Representatives and the Company and the Selling Stockholders for the purchase of such Shares by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter, the Company or the Selling Stockholders, except as provided in this Section 9 (provided that if such default occurs with respect to the Option Shares after the Stockholder Shares Closing Date, this Agreement will not terminate as to the Stockholder Shares). As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section. Nothing herein will relieve a defaulting Underwriter from liability for its default.

SECTION 10. NOTICES. All notices and other communications hereunder will be in writing and shall be deemed to have been duly given if mailed or transmitted by standard form of telecommunication. Notices to the Underwriters shall be directed to the Underwriters in care of:

                                    Jefferies & Company, Inc.
                                    11100 Santa Monica Boulevard
                                    Los Angeles, California   90025
                                    Attention:  Jerry Gluck, Esq.

with a copy to:                     T. Mark Kelly
                                    Vinson & Elkins L.L.P.
                                    2300 First City Tower
                                    1001 Fannin Street
                                    Houston, Texas   77002-6760

or, if sent to the Company, directed to:

                                    Championship Auto Racing Teams, Inc.
                                    755 West Big Beaver Road, Suite 800
                                    Troy, Michigan 48084
                                    Attention: Andrew H. Craig

                      CHAMPIONSHIP AUTO RACING TEAMS, INC.
                             UNDERWRITING AGREEMENT
with a copy to:                     Jack A. Bjerke
                                    Kegler, Brown, Hill & Ritter Co., L.P.A.
                                    65 East State Street, 18th Floor
                                    Columbus, Ohio 43215

or, if sent to the Selling Stockholders, directed to:

                                    Jack A. Bjerke
                                    Kegler, Brown, Hill & Ritter Co., L.P.A.
                                    65 East State Street, 18th Floor
                                    Columbus, Ohio 43215




SECTION 11. PARTIES. This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Company and the Selling Stockholders and their respective successors and legal representatives. Nothing expressed or mentioned in this Agreement is intended or shall be construed to provide any person, firm or corporation, other than the Underwriters, the Company and the Selling Stockholders and their respective successors and legal representatives and the controlling persons, officers and directors referred to in Sections 7 and 8 and their respective heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein or therein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Underwriters, the Company and the Selling Stockholders and their respective successors and legal representatives, and such controlling persons, officers and directors referred to in Sections 7 and 8 and their respective heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Shares from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

SECTION 12. GOVERNING LAW AND TIME. This Agreement shall be governed and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in such State. Specified times of day refer to New York time, unless otherwise specified.

SECTION 13. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                      CHAMPIONSHIP AUTO RACING TEAMS, INC.
                             UNDERWRITING AGREEMENT

If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Company, the Selling Stockholders and the Underwriters in accordance with its terms.

                                   Very truly yours,

                                   CHAMPIONSHIP AUTO RACING TEAMS, INC.


                                   By:
                                   Name:


                                   SELLING STOCKHOLDERS


                                   By:
                                       Name:
                                       Title:

                                       As Attorney-in-Fact acting on behalf of
                                       each of the Selling Stockholders named in
                                       Schedule II to this Agreement

The foregoing Agreement is hereby
confirmed and accepted as of the
date first above written.

JEFFERIES & COMPANY, INC.
J.C. BRADFORD & CO., L.L.C.
A.G. EDWARDS & SONS, INC.
     As Representatives of
     the Several Underwriters

JEFFERIES & COMPANY, INC.


By:
     Name:
     Title:



                      CHAMPIONSHIP AUTO RACING TEAMS, INC.
                             UNDERWRITING AGREEMENT
                                 SIGNATURE PAGE



                                   SCHEDULE I





                                                                                            NUMBER OF OPTION
                                                        TOTAL NUMBER OF STOCKHOLDER      SHARES TO BE PURCHASED
                     UNDERWRITER                           SHARES TO BE PURCHASED      IF MAXIMUM OPTION EXERCISED
-------------------------------------------------------  ----------------------------  -----------------------------

Jefferies & Company, Inc.........................

J.C. Bradford & Co., L.L.C.......................

A.G. Edwards & Sons, Inc.........................
                                                                     ---------------                 --------------
         Total...................................                          1,816,500                        272,475

                      CHAMPIONSHIP AUTO RACING TEAMS, INC.
                             UNDERWRITING AGREEMENT
                                   SCHEDULE I



                                  SCHEDULE II



                                                           TOTAL NUMBER OF
                                                           ---------------
                       NAME                         STOCKHOLDER SHARES TO BE SOLD
                       ----                         -----------------------------

Penske Racing, Inc...............................                         700,000

Patrick Racing, Inc..............................                         400,000

Team Green, Inc..................................                         256,500

Derrick Walker Racing, Inc.......................                         150,000

All American Racers, Inc.........................                         100,000

Dale Coyne Racing, Inc...........................                          80,000

Team Rahal, Inc..................................                          80,000
                                                                        ---------

Della Penna Motorsports, Inc.....................                          50,000
                                                                        =========


         Total...................................                       1,816,500





                      CHAMPIONSHIP AUTO RACING TEAMS, INC.
                             UNDERWRITING AGREEMENT
                                  SCHEDULE II

                                  SCHEDULE III



                                                           JURISDICTION OF
                                                           ---------------
                                   NAME               INCORPORATION/ORGANIZATION
                                   ----               --------------------------

CART, Inc...........................................           Michigan

CART Properties, Inc................................           Michigan

CART Licensed Products, Inc.........................           Michigan








                      CHAMPIONSHIP AUTO RACING TEAMS, INC.
                             UNDERWRITING AGREEMENT
                                  SCHEDULE III

                                                                        ANNEX A

                               LOCK-UP AGREEMENT


                                  May __, 1999


JEFFERIES & COMPANY, INC.
J.C. BRADFORD & CO., L.L.C.
A.G. EDWARDS & SONS, INC.

c/o Jefferies & Company, Inc.
11100 Santa Monica Boulevard
Los Angeles, California 90025

Dear Sirs:

     The undersigned understands that Jefferies & Company, Inc., J.C. Bradford & Co., L.L.C. and A.G. Edwards & Sons, Inc., as Representatives of the several underwriters (the "Underwriters"), have entered into an Underwriting Agreement with Championship Auto Racing Teams, Inc. (the "Company"), providing for the public offering (the "Public Offering") of the Company's common stock, par value $0.01 per share (the "Common Stock"), pursuant to the Company's Registration Statement on Form S-3 (Reg. No. 333-76091) (the "Registration Statement").

     To induce the Underwriters that may participate in the Public Offering to continue their efforts in connection with the Public Offering, the undersigned, during the period commencing on the date of the Underwriting Agreement and ending 180 days after the date of the final prospectus relating to the Public
Offering:

         (i) agrees not to (x) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock (including, without limitation, shares of Common Stock or securities convertible into or exercisable or exchangeable for Common Stock which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission by virtue of the undersigned's power to dispose, or direct the disposition of, such shares or securities) or (y) enter into any swap or other arrangement that transfers all or a portion of the economic consequences associated with the ownership of any Common Stock (regardless of whether any of the transactions described in clause (x) or (y) is to be settled by the delivery of Common Stock, or such other securities, in cash or otherwise), without the prior written consent of Jefferies & Company, Inc., provided that the foregoing restrictions shall not apply to intra-family transfers and transfers for estate planning purposes;


                      CHAMPIONSHIP AUTO RACING TEAMS, INC.
                             UNDERWRITING AGREEMENT
                                   ANNEX A - 1

Jefferies & Company, Inc.
J.C. Bradford & Co., L.L.C.
A.G. Edwards & Sons, Inc.
May ___, 1999
Page 2

         (ii) agrees not to make any demand for, or exercise any right with respect to, the registration of any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, without the prior written consent of Jefferies & Company, Inc.;

         (iii) authorizes the Company to cause the transfer agent to decline to transfer and/or to note stop transfer restrictions on the transfer books and records of the Company with respect to any shares of Common Stock and any securities convertible into or exercisable or exchangeable for Common Stock for which the undersigned is the record holder and, in the case of any such shares or securities for which the undersigned is the beneficial but not the record holder by virtue of the undersigned's power to dispose, or direct the disposition of, such shares or securities, agrees to use reasonable efforts to cause the record holder to cause the transfer agent to decline to transfer and/or to note stop transfer restrictions on such books and records with respect to such shares or securities.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into the agreements set forth herein, and that, upon request, the undersigned will execute any additional documents necessary or desirable in connection with the enforcement hereof. All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors, and assigns of the undersigned.

                                                    Very truly yours,


                                                    ____________________________


_______________________________
(Name - Please Type)

_________________________
_________________________
_________________________
(Address)

________________________
(Social Security No.)

Number of shares of Common Stock owned: ________________

Certificate Numbers:       ________________
                           ________________



                      CHAMPIONSHIP AUTO RACING TEAMS, INC.
                             UNDERWRITING AGREEMENT
                                   ANNEX A - 2

Number of shares of Common Stock issuable upon exercise of stock options:
_________

                                                                        ANNEX B

                   Form of Opinion of Counsel to the Company


(1) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware.

(2) The Company has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under the Underwriting Agreement.

(3) The Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.

(5) The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus in the column entitled "Actual" under the caption "Capitalization"; the shares of issued and outstanding capital stock have been duly authorized and validly issued and are fully paid and non-assessable; and none of the outstanding shares of capital stock of the Company was issued in violation of the preemptive or to our knowledge other similar rights of any securityholder of the Company.

(6) All offers and sales of the Company's capital stock prior to the date hereof were made in compliance with or were the subject of an available exemption from the registration provisions of the Act and any applicable state securities laws, or any actions, in respect of any such offers or sales are effectively barred by effective waivers or statutes of limitations.

(7) The Shares to be purchased by the Underwriters from the Company have been duly authorized for issuance and sale to the Underwriters pursuant to the Underwriting Agreement and, when issued and delivered by the Company pursuant to the Underwriting Agreement against payment of the consideration set forth in the Underwriting Agreement, will be validly issued and fully paid and non-assessable and no holder of the Shares is or will be subject to personal liability by reason of being such a holder.

(8) The issuance of the Shares is not subject to the preemptive or to our knowledge other similar rights of any securityholder of the Company.
Each of the Corporate Subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect; CLP is a limited partnership

                      CHAMPIONSHIP AUTO RACING TEAMS, INC.
                             UNDERWRITING AGREEMENT
                                   ANNEX B - 1
duly organized, validly existing and in good standing under the laws of the State of Georgia, has the partnership power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and is duly qualified as a foreign partnership to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect; all of the issued and outstanding capital stock of each of the Corporate Subsidiaries has been duly authorized and validly issued, is fully paid and non-assessable and, to the best of our knowledge, all outstanding shares of capital stock of the Corporate Subsidiaries and the partnership interest in CLP are owned by the Company, directly or indirectly through another Subsidiary, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; none of the outstanding shares of capital stock of any of the Subsidiaries was issued in violation of the preemptive or to our knowledge similar rights of any securityholder of such Subsidiary.

(9) The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

(10) The Registration Statement, including any Additional Registration Statement, has been declared effective under the Act; any required filing of the Prospectus pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); and, to the best of our knowledge no stop order suspending the effectiveness of the Registration Statement or any Additional Registration Statement has been issued under the Act and no proceedings for that purpose have been instituted or are pending or threatened by the Commission.

(11) The Registration Statement, including any Additional Registration Statement, the Rule 430A Information and the Rule 434 Information, as applicable, the Prospectus and each amendment or supplement to the Registration Statement and the Prospectus as of their respective effective or issue dates (other than the financial statements and supporting schedules and other financial and statistical data included therein or omitted therefrom, as to which we need express no opinion) complied as to form in all material respects with the requirements of the Act and the Act Regulations.

(12) The form of certificate used to evidence the Common Stock complies in all material respects with all applicable statutory requirements, with any applicable requirements of the charter and by-laws of the Company and the requirements of the New York Stock Exchange.

(13) To our knowledge, there is not pending or threatened any action, suit, proceeding, inquiry or investigation, to which the Company or any Subsidiary is a party, or to which the property of the Company or any subsidiary is subject, before or brought by any court or governmental agency or body, domestic or foreign, which might reasonably be expected to materially and adversely affect the properties or assets thereof or the consummation of the transactions contemplated by the Underwriting Agreement or the performance by the Company of its obligations thereunder.

(14) The information in the Prospectus under "Description of Capital Stock -- Common Stock", "Description of Capital Stock -- Preferred Stock", "Business -- Franchise System and Race Teams", "Management--Limited Liability and Indemnification of Directors" and in the Registration Statement under Item 14 and 15, to the extent that it constitutes matters of law, summaries of legal


                      CHAMPIONSHIP AUTO RACING TEAMS, INC.
                             UNDERWRITING AGREEMENT
                                   ANNEX B - 2
matters, the Company's charter and bylaws or legal proceedings, or legal conclusions, has been reviewed by us and is correct in all material respects.

(15) We have reviewed all agreements, contracts, indentures, leases or other documents or instruments described in the Registration Statement and the Prospectus under the captions "Management's Discussion and Analysis of Financial Condition and Results of Operations -- Liquidity and Capital Resources," "Management," "Certain Relations and Related Transactions" and "Shares Eligible for Future Sale" and such agreements, contracts, indentures, leases or other documents or instruments are fairly summarized or described therein in all material respects, and filed as exhibits to the Registration Statement as required.

(16) To our knowledge, there are no statutes or regulations that are required to be described in the Prospectus that are not described as required.

(17) To our knowledge, there are no franchises, contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be described or referred to in the Registration Statement or to be filed as exhibits thereto other than those described or referred to therein or filed or incorporated by reference as exhibits thereto, and the descriptions thereof or references thereto are correct in all material respects.

(18) To our knowledge, neither the Company nor any Subsidiary is in violation of its charter or by-laws and no default by the Company or any Subsidiary exists in the due performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note lease or other agreement or instrument that is described or referred to in the Registration Statement or the Prospectus or filed or incorporated by reference as an exhibit to the Registration Statement.

(19) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign (other than under the Act and the Act Regulations, which have been obtained, or as may be required under the securities or blue sky laws of the various states, as to which we need express no opinion) is necessary or required in connection with the due authorization, execute and delivery of the Underwriting Agreement or for the offering, issuance, sale or delivery of the Shares.

(20) The execution, delivery and performance of the Underwriting Agreement and the consummation of the transactions contemplated in the Underwriting Agreement and the Registration Statement (including the issuance and sale of Shares, and the use of the proceeds from the sale of the Shares as described in the Prospectus under the caption "Use of Proceeds") and compliance by the Company with its obligations under the Underwriting Agreement do not and will not, whether with or without the giving of notice or lapse of time or both, constitute a breach of, or default under or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any Subsidiary pursuant to any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or any other agreement or instrument, that is described or referred to in the Registration Statement or filed or incorporated by reference as an Exhibit to the Registration Statement, to which the Company or any subsidiary is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any subsidiary is subject (except


                      CHAMPIONSHIP AUTO RACING TEAMS, INC.
                             UNDERWRITING AGREEMENT
                                   ANNEX B - 3
for such breaches or defaults or liens, charges or encumbrances that would not have a Material Adverse Effect), nor will such action result in any violation of the provisions of the charter or by-laws of the Company or any Subsidiary, or any applicable law, statute, rule, regulation, judgement, order, writ or decree, know to us, of any government, government instrumentality or court, domestic or foreign, having a jurisdiction over the Company or any Subsidiary or any of their respective properties, assets or operations.

(21) The Company is not an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the 1940 Act.

(22) To our knowledge, no holders of securities of the Company have rights to the registration thereof under the Registration Statement or, if any such holders have such rights, such holders have waived such rights.

(23) The Rights under the Company's Shareholders Rights Plan to which holders of the Shares will be entitled have been duly authorized and validly issued.

         We have generally reviewed and discussed with your representatives and with certain officers of, and independent public accountants for, the Company, the information furnished, whether or not subject to our check and verification. On the basis of such consideration, review and discussion, nothing has come to our attention that has caused us to believe that the Registration Statement or any amendment thereto, including the Rule 430A Information and Rule 434 Information (if applicable), (except for financial statements and schedules and other financial and statistical data included or incorporated by reference therein or omitted therefrom, as to which we need make no statement), at the time such Registration Statement or any such amendment became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus or any amendment or supplement thereto (except for financial statements and schedules and other financial and statistical data included or incorporated by reference therein or omitted therefrom, as to which we need make no statement), at the time the Prospectus was issued, at the time any such amended or supplemented prospectus was issued or at the Closing Time, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         In rendering such opinion, such counsel may rely as to matters of fact upon representations and warranties contained herein, and certificates of officers of the Company, among other things, and may state that they express no opinion as to the laws of any jurisdiction other than Ohio and federal law and the General Corporation Law of the State of Delaware.


                      CHAMPIONSHIP AUTO RACING TEAMS, INC.
                             UNDERWRITING AGREEMENT
                                   ANNEX B - 4

                                                                        ANNEX C

             Form of Opinion of Counsel to the Selling Stockholders


(24) A Power of Attorney and a Custody Agreement have been duly executed and delivered by each of the Selling Stockholders and constitute valid and binding agreements of each such Selling Stockholder in accordance with their terms.

(25) The Underwriting Agreement has been duly executed and delivered by or on behalf of each Selling Stockholder; the sale of the Shares to be sold by each Selling Stockholder hereunder and the compliance by each Selling Stockholder with all of the provisions of the Underwriting Agreement, the Power of Attorney and the Custody Agreement and the consummation of the transactions therein contemplated will not result in a breach or violation of any terms or provisions of, or constitute a default under, any statute, indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which each such Selling Stockholder is a party or by which each such Selling Stockholder is bound or to which any of the property or assets of such Selling Stockholder is subject, nor will such action result in any violation of the provisions of the charter or by-laws of such Selling Stockholder if such Selling Stockholder is a corporation, the Partnership Agreement of such Selling Stockholder if such Selling Stockholder is a partnership or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over such Selling Stockholder or the property of such Selling Stockholder.

(26) No authorization, approval, consent or order of any court or governmental agency is required to be obtained by any such Selling Stockholder for the sale of the Shares by such Selling Stockholder to the Underwriters or for the consummation by the Selling Stockholders of the transactions contemplated by the Underwriting Agreement (other than the registration under the Act of such shares, which has been obtained, or as may be required under the securities or blue sky laws of the various states, as to which we need not express an opinion).

(27) Immediately prior to such Time of Delivery, each Selling Stockholder had good and valid title to the Shares to be sold at such Time of Delivery by such Selling Stockholder under the Underwriting Agreement, to our knowledge after due inquiry, free and clear of all liens, encumbrances, equities or claims, and had full corporate or partnership right, power and authority to sell, assign, transfer and deliver the Shares to be sold by such Selling Stockholder thereunder.

(28) When delivered by the Selling Stockholder pursuant to the Underwriting Agreement against payment of the consideration set forth therein, good and valid title to such Shares, free and clear of all liens, encumbrances, equities or claims, has been transferred to each of the several Underwriters who have purchased such Shares in good faith and without notice of any such lien, encumbrance, equity or claim or any other adverse claim within the meaning of the Uniform Commercial Code.

         In rendering the opinion in paragraph (iv), such counsel may rely upon a certificate of such Selling Stockholder in respect of matters of fact as to ownership of, and liens, encumbrances, equities or claims on, the Shares sold by such Selling Stockholder and with respect to each item of this opinion may rely on opinions of counsel for the Selling Stockholders, provided that such counsel


                      CHAMPIONSHIP AUTO RACING TEAMS, INC.
                             UNDERWRITING AGREEMENT
                                   ANNEX C - 1
shall state that they believe that both you and they are justified in relying upon such certificate and opinions.







                      CHAMPIONSHIP AUTO RACING TEAMS, INC.
                             UNDERWRITING AGREEMENT
                                   ANNEX C - 2

                                                                        ANNEX D

                             Form of Comfort Letter


         Pursuant to Section 6(j) of the Underwriting Agreement, the accountants shall furnish letters to the Underwriters to the effect that:

         (i) They are independent certified public accountants with respect to the Company and its subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder;

         (ii) In their opinion, the financial statements and any supplementary financial information and schedules (and, if applicable, financial forecasts and/or pro forma financial information) examined by them and included in the Prospectus or the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations thereunder; and, if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited consolidated interim financial statements, selected financial data, pro forma financial information, financial forecasts and/or condensed financial statements derived from audited financial statements of the Company for the periods specified in such letter, as indicated in their reports thereon, copies of which have been separately furnished to the representatives of the Underwriters (the "Representatives");

         (iii) They have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited condensed consolidated statements of operations, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus as indicated in their reports thereon copies of which have been separately furnished to the Representatives and on the basis of specified procedures including inquiries of officials of the Company who have responsibility for financial and accounting matters regarding whether the unaudited condensed consolidated financial statements referred to in paragraph (vi)(A)(i) below comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations, nothing came to their attention that caused them to believe that the unaudited condensed consolidated financial statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations;

         (iv) The unaudited selected financial information with respect to the consolidated statements of operations and financial position of the Company for the five most recent fiscal years included in the Prospectus agrees with the corresponding amounts (after restatements where applicable) in the audited consolidated financial statements for such five fiscal years;

         (v) They have compared the information in the Prospectus under selected captions with the disclosure requirements of Regulation S-K and on the basis of limited procedures specified in such letter nothing came to their attention as a result of the foregoing procedures that caused them


                      CHAMPIONSHIP AUTO RACING TEAMS, INC.
                             UNDERWRITING AGREEMENT
                                   ANNEX D - 1
to believe that this information does not conform in all material respects with the disclosure requirements of Items 301, 302, 402 and 503(d), respectively, of Regulation S-K;

         (vi) On the basis of limited procedures, not constituting an examination in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company and its subsidiaries, inspection of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements included in the Prospectus, inquiries of officials of the Company and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

                  (A) (i) the unaudited consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations, or (ii) any material modifications should be made to the unaudited condensed consolidated statements of operations, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus for them to be in conformity with generally accepted accounting principles;

                  (B) any other unaudited income statement data and balance sheet items included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included in the Prospectus;

                  (C) the unaudited financial statements which were not included in the Prospectus but from which were derived any unaudited condensed financial statements referred to in Clause (A) and any unaudited operations statement data and balance sheet items included in the Prospectus and referred to in Clause (B) were not determined on a basis substantially consistent with the basis for the audited consolidated financial statements included in the Prospectus;

                  (D) any unaudited pro forma combined financial statements included in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the published rules and regulations thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

                  (E) as of a specified date not more than five days prior to the date of such letter, there have been any changes in the consolidated capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest financial statements included in the Prospectus) or any increase in the consolidated long-term debt of the Company and its subsidiaries, or any decreases in


                      CHAMPIONSHIP AUTO RACING TEAMS, INC.
                             UNDERWRITING AGREEMENT
                                   ANNEX D - 2
         consolidated net current assets or stockholders' equity or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with amounts shown in the latest balance sheet included in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                  (F) for the period from the date of the latest financial statements included in the Prospectus to the specified date referred to in Clause (E) there were any decreases in consolidated net revenues or operating profit or the total or per share amounts of consolidated net income or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Representatives, except in each case for decreases or increases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

         (vii) In addition to the examination referred to in their report(s) included in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and (vi) above, they have carried out certain specified procedures, not constituting an examination in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives, which are derived from the general accounting records of the Company and its subsidiaries, which appear in the Prospectus, or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representatives, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.



                      CHAMPIONSHIP AUTO RACING TEAMS, INC.
                             UNDERWRITING AGREEMENT
                                   ANNEX D - 3